UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2007


                             URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-17171               75-2212772
            --------                     -------               ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                    Identification No.)



               650 S. Edmonds Lane, Suite 108, Lewisville, TX        75067
                  (Address of principal executive offices)          Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On February 16, 2007, the Registrant issued a press release announcing that intervenors filed an appeal in the United States Court of Appeals for the Tenth Circuit related to the favorable rulings from the United States Nuclear Regulatory Commission regarding the Company's license for the proposed development of an in-situ recovery uranium project at its Crownpoint Uranium Project in Church Rock and Crownpoint, New Mexico. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




Item 9.01.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release dated February 16, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   URANIUM RESOURCES, INC.




Date:    February 16, 2007         /s/ Thomas H. Ehrlich
                                   --------------------------------------------
                                   Thomas H. Ehrlich
                                   Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number             Description
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Exhibit 99.1               Press Release dated February 16, 2007